UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K
Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   December 30, 2005

The Manitowoc Company, Inc.
 (Exact name of registrant as specified in its charter)

Wisconsin	1-11978	39-0448110
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

2400 S. 44th Street, Manitowoc, Wisconsin 54221-0066
(Address of principal executive offices including zip code)

(920) 684-4410
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9   Regulation FD Disclosure

On January 10, 2006 The Manitowoc Company, Inc. (the “Company”) issued a press release announcing the following items:

1)              The Company completed the sale of its Diversified Refrigeration, Inc. (“DRI”) subsidiary to Monogram Refrigeration, LLC, a wholly-owned subsidiary of the General Electric Company (NYSE: GE).

2)              The Company decided to establish a reserve of approximately $10 million in conjunction with a previously disclosed Marine segment contract claim dispute.

3)              Preliminary guidance on results for the fourth quarter of 2005 and the year ending December 31, 2006

The Company is furnishing its press release as Exhibit 99.1, which is incorporated herein by reference.

Item 9.01  Financial Statements and Exhibits

(c)                                  Exhibits

99.1         Press release dated January 10, 2006

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

THE MANITOWOC COMPANY, INC.
(Registrant)

DATE: January 10, 2006	/s/ Carl J. Laurino
Carl J. Laurino
Senior Vice President & Chief Financial Officer

THE MANITOWOC COMPANY, INC.

EXHIBIT INDEX

TO

FORM 8-K CURRENT REPORT

Dated as of December 30, 2005

Exhibit No.	Description	Furnished Herewith

99.1	Press release dated January 10, 2006	X